UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

URBAN-GRO, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

URBAN-GRO, INC.

1751 Panorama Point
Unit G
Lafayette, Colorado 80026

May 1, 2023

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2023 annual meeting of stockholders of urban-gro, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually via live webcast on the Internet on June 21, 2023, at 10:00 a.m., Mountain time. During the Annual Meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and proxy statement, update you on important developments in our business, and respond to any questions that you may have about us.

Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting and proxy statement. You are encouraged to vote, regardless of the number of shares that you own. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to (202) 521-3464, (ii) going to www.iproxydirect.com/ugro to vote using the Internet, or (iii) calling (866) 752-8683 to vote via telephone. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on Tuesday, June 20, 2023 will be voted as specified in the proxy, unless validly revoked as described below. Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the Annual Meeting. You may still vote at the virtual Annual Meeting, even if you return the proxy card.

Thank you for the support of our company.

Yours truly,

/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

URBAN-GRO, INC.

1751 Panorama Point
Unit G
Lafayette, Colorado 80026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21, 2023

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Annual Meeting”) of the holders of common stock of urban-gro, Inc. (the “Company”) will be held virtually via live webcast on the Internet on June 21, 2023, at 10:00 a.m., Mountain time. The Annual Meeting will be held in a completely virtual format through a live webcast. You will not be able to attend the Annual Meeting physically. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting https://agm.issuerdirect.com/ugro. We believe that the virtual format will provide a consistent experience to our stockholders and allow all stockholders to participate in the Annual Meeting regardless of location.

The Annual Meeting is being held for the following purposes:

1.	to elect six directors to the Board of Directors (the “Board”), each to serve for a term of one year or until their respective successors are elected and qualified;

2.	to approve an amendment to the Company's Amended and Restated Certificate of Incorporation and Bylaws to remove a 2/3rds supermajority vote of outstanding shares requirement and replace with a majority requirement to change certain provisions of the Company's Amended and Restated Certificate of Incorporation and Bylaws;

3.	to approve an amendment in the Company's Amended and Restated Certificate of Incorporation to take advantage of a new Delaware law to limit liability of Officers of the Company making business decisions on behalf of the Company;

4.	To approve an amendment to the Company's 2021 Omnibus Stock Incentive Plan to increase the number of shares authorized for issuance under the plan and clarify certain other language in the plan;

5.	to ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

6.	to transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” each director nominee, a “FOR” Proposal 2, a “FOR” Proposal 3, a “FOR” Proposal 4, and a "FOR" Proposal 5. The Board has fixed the close of business on April 24, 2023 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Annual Meeting. In addition, during the Annual Meeting that list of stockholders will be available for examination at https://agm.issuerdirect.com/ugro. It is important that your shares of common stock be represented at the Annual Meeting. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to (202) 521-3464, (ii) going to www.iproxydirect.com/ugro to vote using the Internet, or (iii) calling (866) 752-8683 to vote via telephone. Voting in one of these ways will ensure that your shares of common stock are represented at the Annual Meeting. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on Tuesday, June 20, 2023 will be voted as specified in the proxy, unless validly revoked as described below. If you attend the virtual Annual Meeting and wish to participate by voting electronically during the virtual Annual Meeting, you may revoke your previously submitted proxy as described in the proxy statement.

To attend and participate in the virtual Annual Meeting, you will need the control number included on your proxy card. For additional information regarding how to participate in the virtual meeting format, please see “How can I attend the vote at the virtual Annual Meeting?” on page 3 of the proxy statement.

By Order of the Board of Directors,

Bradley J. Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

May 1, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2023: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2022 are available at https://ir.urban-gro.com/.

URBAN-GRO, INC.
1751 Panorama Point
Unit G
Lafayette, Colorado 80026

PROXY STATEMENT
DATED MAY 1, 2023

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
WEDNESDAY, JUNE 21, 2023

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company,” or “urban-gro” refer to urban-gro, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, including restricted shares of common stock.

This proxy statement is furnished in connection with the solicitation of your proxy by the Board of Directors (the “Board”) and management on behalf of the Company, to be voted at the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on June 21, 2023, at the time and place and for the purposes set forth in the accompanying notice of annual meeting of stockholders (the “Notice”) and at any adjournments or postponements of that meeting. This proxy statement and accompanying form of proxy are expected to be mailed or made available to stockholders on or about May 5, 2023.

When proxies are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted “FOR” the election of the director nominees, "FOR" the approval of the amended and restated certificate of incorporation and bylaws changing the 2/3rds majority provisions to a simple majority, "FOR" the approval of an amendment to the certificate of incorporation for officer limitation of liability, "FOR" the approval of the amendment to the 2021 Omnibus Equity Plan, and “FOR” the ratification of the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2023: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2022 (the “Annual Report”) are available at https://ir.urban-gro.com/.

ABOUT THE ANNUAL MEETING

The Annual Meeting will be held on Wednesday, June 21, 2023, at 10:00 a.m. Mountain time. The Annual Meeting will be held in a completely virtual format through a live webcast. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the registered office of the Company during regular business hours and online at the Annual Meeting. The executive offices of the Company are located at, and the mailing address of the Company is, 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Annual Meeting?

1.	To elect six directors to the Board, each to serve for a term of one year or until their respective successors are elected and qualified;

2.	To approve an amendment in the Company's Amended and Restated Certificate of Incorporation and Bylaws to remove a 2/3rds supermajority vote of outstanding shares requirement and replace with a majority requirement to change certain provisions of the Company's Amended and Restated Certificate of Incorporation and Bylaws;

3.	To approve an amendment in the Company's Amended and Restated Certificate of Incorporation to take advantage of a new Delaware law to limit liability of Officers of the Company making business decisions on behalf of the Company;

4.	To approve an amendment to the Company's 2021 Omnibus Stock Incentive Plan to increase the number of shares authorized for issuance under the plan and clarify certain other language in the plan;

5.	To ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

6.	To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Who is entitled to vote at the Annual Meeting and how many votes do they have?

Common stockholders of record at the close of business on April 24, 2023 (the “Record Date”), may vote at the Annual Meeting. Each share of common stock has one vote. There were 10,938,498(1) shares of our common stock outstanding on the Record Date.

(1) - Note for the purpose of the PRE 14A Proxy, the Company used April 11, 2023, as the date to calculate the number of outstanding shares. This will be updated for the Record Date for the DEF 14A Proxy.

What percentage of our common stock do the directors and executive officers own?

Our directors and executive officers own 22.2% of our issued and outstanding shares of common stock in the aggregate.

How do I vote?

You may vote by proxy or electronically at the virtual Annual Meeting. We suggest that you vote by proxy even if you plan to attend the virtual Annual Meeting. If you are the stockholder of record, you can vote by proxy either by direct mail, fax, the Internet or telephone. Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided or fax the completed card to (202) 521-3464. To vote using the Internet, please go to https://www.iproxydirect.com/ugro. To vote via telephone, please call (866) 752-8683. To vote via the Internet or telephone, you will need the control and request numbers included on your proxy card. If you are not the record holder of your shares of common stock, please follow the instructions provided by your broker, bank or other nominee.

All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on Tuesday, June 20, 2023 will be voted as specified in the proxy, unless validly revoked as described below. If you return a proxy and do not specify your vote, your shares will be voted as recommended by the Board.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Bradley J. Nattrass, our Chief Executive Officer, or Richard A. Akright, our Chief Financial Officer, as your proxy. Either one of these officers may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. If, however, other matters are properly brought before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, the persons appointed as proxies will have, unless the terms of their appointment otherwise provide, discretionary authority to vote the shares represented by proxies in accordance with their discretion and judgment.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Annual Meeting by:
•executing and delivering another later dated proxy card;
•notifying the Company’s corporate secretary, in writing, that you are changing or revoking your proxy; or
•attending and voting electronically at the virtual Annual Meeting.

Attendance at the virtual Annual Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Annual Meeting. If your proxy contains any specific instructions, they will be followed.

How can I attend the vote at the virtual Annual Meeting?

The Annual Meeting will be held on June 21, 2023, at 10:00 a.m. Mountain time in a virtual online format. To attend and participate in the Annual Meeting, stockholders will need to access the virtual webcast of the meeting. To do so, stockholders of record will need to log in at https://agm.issuerdirect.com/ugro, using their control number provided to them in the proxy card. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank, or other nominee that holds their shares.

What if during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Annual Meeting, constitutes a majority of the outstanding shares of our common stock entitled to be cast at the Annual Meeting, present or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you abstain from voting. If a quorum is not present at the Annual Meeting, the Chairperson of the Annual Meeting or the stockholders present electronically or by proxy may adjourn the Annual Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2024 Annual Meeting of Stockholders or until their respective successors are elected and qualified, you may:
•vote “FOR” any nominee; or
•vote “WITHHOLD” any nominee.

A nominee is elected to the Board if a plurality of votes cast at the Annual Meeting are voted “FOR” the nominee. Withheld votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the approval of the Company's Amended and Restated Certificate of Incorporation (the "Amended and Restated COI") and Bylaws to remove Supermajority Voting Requirements?

When voting on the approval of the Company's Amended and Restated COI and Bylaws to remove Supermajority Voting Requirements, you may:
•vote “FOR” the proposal;
•vote “AGAINST” the proposal; or
•“ABSTAIN” from voting for or against the proposal.

The affirmative vote of a 2/3rds supermajority of the outstanding shares of common stock of the Company "FOR" the proposal is required for approval of the Amended and Restated COI to remove Supermajority Voting Requirements. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal except that it will be more difficult to attain the required number of votes "FOR" the proposal to enable the proposal to pass.

The Board recommends that the stockholders vote “FOR” the approval of the Company's Amended and Restated COI and Bylaws.

What are my voting choices when voting on the approval of the Company's Amended and Restated COI to limit the liability of certain officers in limited circumstances for making business decisions on behalf of the Company?

When voting on the approval of the Company's Amended and Restated COI to limit the liability of certain officers in limited circumstances for making business decisions on behalf of the Company, you may:
•vote “FOR” the proposal;
•vote “AGAINST” the proposal; or
•“ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the outstanding shares of common stock of the Company "FOR" the proposal is required for approval of the Amended and Restated COI to limit the liability of certain officers in limited circumstances for making business decisions on behalf of the Company. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal except that it will be more difficult to attain the required number of votes "FOR" the proposal to enable the proposal to pass.

The Board recommends that the stockholders vote “FOR” the approval of the Company's Amended and Restated COI to limit the liability of certain officers in limited circumstances for making business decisions on behalf of the Company.

What are my voting choices when voting on the approval of the amendment to the 2021 Omnibus Stock Plan to increase the number of shares authorized for issuance under the plan and clarify certain other language in the plan?

When voting on the approval of the amendment to the 2021 Omnibus Stock Plan, you may:
•vote “FOR” the proposal;
•vote “AGAINST” the proposal; or
•“ABSTAIN” from voting for or against the proposal.
The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the amendment to the 2021 Omnibus Stock Plan. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of the amendment of the 2021 Omnibus Equity Plan.

What are my voting choices when voting on the ratification of the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023?

When voting on the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm, you may:
•vote “FOR” the proposal;
•vote “AGAINST” the proposal; or
•“ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the ratification of BF Borgers CPA PC. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of BF Borgers CPA PC.

What vote is required to approve each proposal?

Proposal No. l: Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

Proposal No.2: Approval of the Company's Amended and Restated COI and amended Bylaws to remove Supermajority Voting Requirements. An affirmative vote of a 2/3rds supermajority of the outstanding shares of common stock of the Company "FOR" the proposal is required for approval of the Amended and Restated COI and amended Bylaws to remove Supermajority Voting Requirements.

Proposal No.3: Approval of the Company's Amended and Restated COI to limit the liability of certain officers in limited circumstances for making business decisions on behalf of the Company. An affirmative vote of a majority of the outstanding shares of common stock of the Company "FOR" the proposal is required for approval of the Amended and Restated COI to limit the liability of certain officers in limited circumstances for making business decisions on behalf of the Company.

Proposal No.4: Approval of the 2021 Omnibus Equity Plan Amendment. An affirmative vote of a majority of the votes cast, if a quorum is present, is required for approval of the amendment to the 2021 Omnibus Equity Plan.

Proposal No.5: Ratification of Auditors. An affirmative vote of a majority of the votes cast, if a quorum is present, is required for ratification of the selection of BF Borgers CPA PC, to serve as the Company's independent registered public accounting firm for the year ending December 31, 2023.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, "FOR" the two amendments in the Company's Amended and Restated COI and related removal of Supermajority Voting Requirements in the Company's Bylaws, "FOR" the ratification of the 2021 Omnibus Stock Plan Amendment, “FOR” the ratification of BF Borgers CPA PC and in their discretion on any other matters that may properly come before the Annual Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Annual Meeting?

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company (f/k/a Corporate Stock Transfer, Inc.), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of common stock are held through a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on Proposal 5, the ratification of the appointment of the Company’s independent registered public accounting firm, as the ratification of our independent registered public accounting firm is a “routine matter” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter, such as Proposals 1, 2, 3 and 4, and has not received instructions from the beneficial owner. Broker “non-votes” are counted as present for purposes of establishing a quorum. Broker “non-votes” will have no effect on the outcome of Proposals 1, 2, 3 and 4, except that it will be more difficult to attain the required number of votes "FOR" proposals 2-4 to enable such proposals to pass.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Annual Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), one proxy statement and one annual report or one notice may be delivered to two or more stockholders who share an address in the United States, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement and the annual report or notice at a shared address to which a single copy of the proxy statement and the annual report or notice was delivered. Requests for additional copies of the proxy statement and the annual report or notice, and requests that in the future separate proxy statements and annual reports or notices be sent to stockholders who share an address, should be directed to the Company’s Corporate Secretary, urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, or at telephone number (720) 439-2941. In addition, stockholders who share a single address in the United States but receive multiple copies of the proxy statement and the annual report or notice may request that they receive a single copy in the future by contacting the Company at the address and phone number set forth in the prior sentence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of voting securities is its common stock. The following table sets forth information known to the Company about the beneficial ownership of its common stock on April 24, 2023 by (i) each current director and director nominee; (ii) each named executive officer; and (iii) all of the Company’s executive officers and directors as a group. Other than as set forth below, no person known to us beneficially owns 5% or more of the outstanding common stock as of April 24, 2023. Unless otherwise indicated in the footnotes, each person listed in the following table has sole voting power and investment power over the common stock listed as beneficially owned by that person. Percentages of beneficial ownership are based on 10,938,498 shares of common stock outstanding on April 24, 2023(2). Unless otherwise indicated, the address for each stockholder listed below is urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

(2) - Note for the purpose of the PRE 14A Proxy, the Company used April 11, 2023, as the date to calculate the number of outstanding shares. This will be updated for the Record Date for the DEF 14A Proxy.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
5% Stockholder:
AWM Investment Company, Inc.(2)	837,248	7.7%
Octavio Gutierrez(3)	662,503	6.1%
AdvisorShares Trust(4)	569,497	5.2%
Named Executive Officers and Directors:
Bradley J. Nattrass	1,584,349	14.5%
Richard A. Akright	72,207	*
Jason T. Archer	2,400	*
James R. Lowe	381,206	3.6%
Lewis O. Wilks	72,418	*
Anita Britt	25,285	*
Sonia Lo	21,798	*
David Hsu	25,164	*
All executive officers and directors as a group (12 persons)	2,449,576	22.2%

*	Indicates beneficial ownership of less than 1%.
(1)	Beneficial ownership as reported in the table has been determined in accordance with Rule 13d-3 under the Exchange Act and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock which may not be beneficially owned but over which a person would be deemed to exercise control or direction. The number of shares of common stock shown as beneficially owned includes shares of common stock subject to stock options exercisable and restricted stock units that were outstanding on April 24, 2023 and that will vest within 60 days of April 24, 2023. Shares of common stock subject to stock options exercisable and restricted stock units that will vest within 60 days after April 24, 2023 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.
(2)	Based on Schedule 13G filed with the SEC on February 14, 2023 by AdvisorShares Trust. The Schedule 13G states that AWM Investment Company, Inc. has sole voting and dispositive power over 837,248 shares of our common stock as of December 31, 2022. The address of AWM Investment Company, Inc. is 527 Madison Avenue, Suite 2600, New York, NY.
(3)	The address of Mr. Gutierrez is 615 15th Ave. NE St. Petersburg, FL 33704
(4)	Based on Schedule 13G/A filed with the SEC on March 3, 2023 by AdvisorShares Trust. The Schedule 13G/A states that AdvisorShares Trust has sole voting and dispositive power over 569,497 shares of our common stock as of December 31, 2022. The address of AdvisorShares Trust is 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

ELECTION OF DIRECTORS
(Proposal 1)

The Company’s Board currently consists of six members. During 2022, James H. Dennedy resigned from his positions of President, Chief Operating Officer and a Director of the Company. The Company does not intend to fill his board vacancy and the Board has reduced the number of directors from seven to six. All six members of the Board are standing for re-election at the Annual Meeting. The persons whose names are listed below (“Director Nominees”) have been nominated for election as directors by the Board to serve for a term of office to expire at the 2024 Annual Meeting of Stockholders, with each to hold office until his successor has been duly elected or appointed. Each Director Nominee has expressed her/his intention to serve the entire term for which election is sought.

The Board recommends a vote “FOR” each of the Director Nominees. The persons named in the accompanying proxy card will vote “FOR” the election of the Director Nominees unless stockholders specify otherwise in their proxies. If any Director Nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance, which would render the Director Nominees named below unavailable for election.

Director Nominees

The following table and text set forth the name, age, position with the Company, and terms of service of each Director Nominee as of April 24, 2023:

Name	Age	Position	Director Since
Bradley J. Nattrass	50	Chairperson of the Board and Chief Executive Officer	2017

James R. Lowe (1)(4)	42	Director	2018

Lewis O. Wilks (1)(3)	69	Director	2018

Anita Britt (1)(2)(3)	59	Director	2021

David Hsu (2)(3)(4)	41	Director	2021

Sonia Lo(2)(4)	55	Director	2021

(1)	Member of the Corporate Governance and Nominating Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Environment, Social and Governance ("ESG") Committee.

Information with respect to the securities beneficially owned by each of the Director Nominees can be found under the heading “Security Ownership of Certain Beneficial Owners and Management.” The following sets forth the biographical background information for each Director Nominee. In addition, the biographies of the Director Nominees include a brief description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director. In addition to the specific experience, qualifications, attributes, and skills described below, all of the Director Nominees have the professional experience and personal character that make them highly qualified Director Nominees for the Company and collectively comprise an experienced board that works well together as a whole.

Bradley J. Nattrass is one of our founders and has been our Chief Executive Officer and Chairperson of our Board since March 2017. Mr. Nattrass was our Managing Member from March 2014 until March 2017 when we converted to a corporation. From October 2015 to August 2016, he was the Managing Member of enviro-glo, LLC, a Colorado limited liability company engaged in the manufacturing and branding of commercial lighting products. Previously, from January 2012 through August 2016, he was the Managing Member of Bravo Lighting, LLC, a Colorado limited liability company engaged in the distribution of commercial lighting products. Mr. Nattrass received a Bachelor of Commerce degree from the University of Calgary in marketing in 1995 and a Master of Business Administration from the University of Phoenix in 2001. Mr. Nattrass brings executive leadership experience, organizational experience, and extensive experience in the industry to the Board. Mr. Nattrass is familiar with the Company’s day-to-day operations and performance and the controlled environment agriculture industry in general. Mr. Nattrass’ insight into the Company’s operations and performance is critical to Board discussions.

James R. Lowe was appointed as a director of our Company in August 2018. Mr. Lowe cofounded MJardin Group in 2014 where he served as President of Cultivation, overseeing all cultivation operations through 2017. Mr. Lowe left MJardin Group to become EVP of Operations of GrowForce, a spinout from MJardin Group based in Canada focusing on international cannabis opportunities. Mr. Lowe is no longer an officer of GrowForce. Mr. Lowe has served as a director of MJardin Group (CSE: MJAR) (OTCQX: MJARF) from March 2014 to September 2018, and again from January 2020 to March 2021. Since December 2015, he has also been an owner of Potco LLC, one of the highest grossing single site medical cannabis dispensary and grow facilities in Colorado. He has also been a cultivation advisor for Lightshade Labs, LLC, where he has provided guidance on cultivation operations since 2012. Mr. Lowe is also the owner of Next1 Labs, a vertically integrated extraction and concentrate business with a multi-acre outdoor farm complex and the one of the largest producers of live resin products in the state of Colorado. Lastly, Mr. Lowe entered the legal cannabis market in 2009 as the owner of Cloud9 Support LLC, a retail horticulture supplies and design company that was responsible for over 50 design projects and construction assists. Mr. Lowe brings to the Board significant experience in the CEA sector and prior public company director experience within the sector. Mr. Lowe’s extensive knowledge of the industry brings valuable insights to the Board regarding customer demand and product offerings. These views add important insights within discussions of the Board.

Lewis O. Wilks was appointed as a director of our Company in August 2018 and as Lead Independent Director in May 2021. Since 2004, Mr. Wilks has been the Senior Managing Partner at Bright Peaks Venture Capital LLC, where he oversees the company’s investments. In addition, since November 2015, he has been the Executive Chairman of NCS Analytics, a Denver based company that is implementing its patent pending, predictive analytics engine to provide financial, regulatory, and audit services to clients with real-time alerts for cash intensive businesses. Since June 2017, he has also been Chairman of FuseIntel, a company doing intelligence sector analytics. From September 1997 to September 2001, he served as the Chief Strategy Officer for Qwest Communications. Mr. Wilks received a Bachelor of Science degree in Computer Science from the University of Central Missouri in 1979. Mr. Wilks brings valuable experience to the Board through his prior management and technical experience. His business understanding and technological background provide the Board with important insights regarding the Company’s operations, product offering and business development.

Anita Britt was appointed as a director of our Company in June 2021. Ms. Britt served as the Chief Financial Officer for Perry Ellis International from 2009 to 2017 and held senior financial leadership positions at Jones Apparel Group and Urban Brands. She currently serves on the board of directors for VSE Corporation, Smith & Wesson Brands and Delta Apparel. Ms. Britt is a Certified Public Accountant; a Board Leadership Fellow as designated by the National Association of Corporate Directors; and holds a Carnegie Mellon Cybersecurity Oversight Certification and a Harvard Kennedy School Executive Education Certificate in Cybersecurity: The Intersection of Policy and Technology. As part of her key qualifications and skills, Ms. Britt has extensive corporate finance, wall street and capital markets experience, including mergers and acquisitions, in both public and private sectors. She brings board and business leadership experience. Ms. Britt is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

David Hsu was appointed as a director of our Company in June 2021. Mr. Hsu previously served as the Chief Operating Officer of The Cronos Group, a leading global cannabinoid company (“Cronos”), from 2016 to 2019. While at Cronos, Mr. Hsu’s primary duties included overseeing all of Cronos’s operations including construction, cultivation, and manufacturing. Prior to joining Cronos, from 2006 to 2016, Mr. Hsu served in various roles with CRG Partners (“CRG”), and later Deloitte & Touche upon Deloitte’s acquisition of CRG in 2012, including as Vice President, where he operated and managed distressed companies with revenues of more than $500 million. Mr. Hsu received his Bachelor of Science in Business Management from Babson College in 2003 and holds a Certification in Artificial Intelligence: Business Strategies and Applications from the University of California Berkeley, which he received in 2020. Mr. Hsu also received a Certification in Financing and Deploying Clean Energy from Yale University, which he received in 2021. Mr. Hsu brings valuable experience to the Board through his prior business and management experience. His business understanding, education, and management background provide the Board with important insights regarding the Company’s operations, strategy and business development.

Sonia Lo was appointed as a director of our Company in October 2021. Ms. Lo brings over two decades of combined agriculture, technology, and business experience to urban-gro. From July 2022 to Present, Ms. Lo has been the CEO of Unfold Bio, Inc. a joint venture between Bayer and Temasek, focused on developing the next generation of seeds for vertical farmers. From May 2020 to May 2021, Ms. Lo was CEO of Sensei Ag Holdings, Inc. During her tenure, she led the building of four farms across North America, ranging from low-tech aquaponics and high dome poly to high-tech glasshouse facilities. From April 2013 to April 2020, Ms. Lo was CEO of Crop One Holdings, Inc., a vertical farming company that owns FreshBoxFarms in Millis, MA. She is the first woman to serve as CEO of a major vertical farming company. Ms. Lo has a Bachelor’s degree in Political Science & Mathematics from Stanford University and an MBA from Harvard Business School. Ms. Lo brings valuable experience to the Board through her management and controlled environment agriculture experience. Her business understanding, education, and controlled environment agriculture background provide the Board with important insights regarding the Company’s operations, product offering and business development.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee, or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee, or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees, or executive officers. To the Company’s knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees, or executive officers. Excluding Proposal 1 (Election of Directors) and Proposal 3 (approval of the Amended and Restated COI to limit the liability of certain officers in limited circumstances), members of the Board and executive officers of the Company do not have any substantial interest, direct or indirect, in any of the matters currently anticipated to be acted upon at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

Board Committees and Meetings

The Board has established four standing committees, the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the ESG Committee, to assist it with the performance of its responsibilities. The Board designates the members of these committees and the committee chairs based on the recommendation of the Corporate Governance and Nominating Committee. The Board has adopted written charters for each of these committees, which can be found at the investor relations section of the Company’s website at https://ir.urban-gro.com/. Copies are also available in print to any stockholder upon written request to urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, Attention: Corporate Secretary. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

The Board held eight meetings during 2022. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2022, each director attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director then served. Every director then serving attended the 2022 Annual Meeting of Stockholders.

Audit Committee
Our Board has established an Audit Committee, which consists of three independent directors, Ms. Britt (Chairperson), Ms. Lo, and Mr. Hsu. The Audit Committee held four meetings during 2022. The committee’s primary duties are to:
•review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;
•review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function, if applicable;
•oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•oversee the Company’s cybersecurity plan, business continuity program, information protection management strategy and related risks to all of these areas;
•provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;
•review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;
•prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings;
•establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters; and
•approve all audit and permissible non-audit services conducted by our independent registered public accounting firm.
The Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and the rules promulgated thereunder.

The Board has determined that Ms. Britt is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each of the members of the Audit Committee shall be financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Compensation Committee

Our Board has established a Compensation Committee, which consists of three independent directors (as defined under the general independence standards of the Nasdaq listing standards and our Corporate Governance Guidelines): Mr. Wilks (Chairperson), Ms. Britt, and Mr. Hsu. Messrs. Wilks and Hsu and Ms. Britt are each a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act). The Compensation Committee held two meetings during 2022. The committee’s primary duties are to:
•approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;
•determine and approve executive officer compensation, including base salary and incentive awards;
•make recommendations to the Board regarding compensation plans; and
•administer our stock plan.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee.

Corporate Governance and Nominating Committee

Our Board has established a Corporate Governance and Nominating Committee, which consists of three independent directors, Mr. Lowe (Chairperson), Mr. Wilks and Ms. Britt. The Corporate Governance and Nominating Committee held two meetings during 2022. The committee’s primary duties are to:
•recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;
•review the size and composition of our Board and committees;
•oversee the evaluation of the Board;
•recommend actions to increase the Board’s effectiveness; and
•develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

Environment, Social and Governance Committee

Our Board has established an ESG Committee, which consists of three independent directors, Mr. Hsu (Chairperson), Mr. Lowe and Ms. Lo. Due to the ESG Committee being formed on February 16, 2023, the ESG Committee held no meetings during 2022. The committee’s primary duties are to:
•identify, review and determine the effectiveness of the Company's ESG metrics and goals;
•review emerging risks and opportunities regarding ESG issues and matters relative to the Company;
•recommend to the Board ESG plans and strategies; and
•review stockholder proposals relating to ESG issues and recommend responses to the Board.

Corporate Governance

Composition of our Board

Our business and affairs are managed under the direction of our Board. The number of directors will be fixed from time to time by our Board, subject to the terms of our certificate of incorporation and bylaws, which will include a requirement that the number of directors be fixed exclusively by a resolution adopted by directors constituting a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. Our Board currently consists of six directors.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Corporate Governance Profile

We intend to structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure will include the following:
•our Board will not be classified, with each of our directors subject to re-election annually;
•we expect that a majority of our directors will satisfy the Nasdaq listing standards for independence;
•generally, all matters to be voted on by stockholders will be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all stockholders present in person or represented by proxy, voting together as a single class, if a quorum is present;
•we intend to comply with the requirements of the Nasdaq marketplace rules, including having committees comprised solely of independent directors; and
•we do not have a stockholder rights plan.
Our directors will stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

The Corporate Governance and Nominating Committee does not have a policy with regard to consideration of director candidates recommended by stockholders. The Company does not believe that it is necessary for the Corporate Governance and Nominating Committee to have such a policy because to date, the Company has not received any recommendations from stockholders requesting that the Corporate Governance and Nominating Committee consider a candidate for inclusion among the slate of nominees in the Company’s proxy statement and the directors are elected by a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. The Corporate Governance and Nominating Committee will consider all proposed nominees for the Board, including those put forward by stockholders. Stockholders nominations should be addressed to the Corporate Secretary at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, who will provide it to the Corporate Governance and Nominating Committee.

Each notice of a stockholder proposal for a director nominee must set forth:
•the name and address of such stockholder, as they appear on our books, and of such beneficial owner;
•the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner; and
•as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the required notice procedures may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. These requirements are in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

Role of the Board in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Corporate Governance and Nominating Committee assists the Board with its oversight of risks associated with Board organization, Board independence, and corporate governance. The ESG Committee assists the Board with oversight of external risks associated with changing environmental and social conditions impacting the marketplace. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about the risks.

Director Independence

The Nasdaq marketplace rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq marketplace rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

Our Board has reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that each of Messrs. Lowe, Hsu and Wilks and Mses. Britt and Lo qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq.

Board Leadership

The offices of the Chairperson of the Board and Chief Executive Officer are currently combined. Mr. Nattrass serves as the Company’s Chairperson of the Board and Chief Executive Officer. The Board believes that this structure is the most appropriate structure at this time for several reasons. Mr. Nattrass is responsible for the day-to-day operations of the Company and the execution of its strategies. Since these topics are an integral part of Board discussions, Mr. Nattrass is the director best qualified to chair those discussions. In addition, Mr. Nattrass’ experience and knowledge of the Company and the industry are critical to Board discussions and the Company’s success. The Board believes that Mr. Nattrass is well qualified to serve in the combined roles of Chairperson and Chief Executive Officer and that Mr. Nattrass’ interests are sufficiently aligned with the stockholders he represents.

Mr. Wilks is the Board’s lead independent director. Responsibilities of the lead independent director include, among others, presiding at meetings of the Board at which the Chairman is not present, serving as a liaison between the Chairman and the independent directors, previewing the information to be provided to the Board, approving meeting agendas for the Board, organizing and leading the Board’s evaluation of the Chief Executive Officer and leading the Board’s annual self-assessment. To help ensure the independence of the Board, the independent directors of the Board generally meet without members of management at various times during the year.

Diversity of the Board

Diversity and inclusion is important to the Board and the Company. The current and proposed Board complies with the Nasdaq’s Board Diversity Rule. The following is the Board Diversity Matrix Disclosure:

urban-gro, Inc. Board Diversity Matrix as of May 1, 2023
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Communication with the Board

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to the following address: c/o Bradley J. Nattrass, Chairperson of the Board of Directors, urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026. Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to Ms. Anita Britt, Chairperson of the Audit Committee, at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

COMPENSATION OF DIRECTORS

Elements of Director Compensation

Beginning in January 2020, non-employee directors were granted restricted shares of common stock as an annual retainer and for serving as a member of a standing committee. Beginning in May 2021, non-employee directors were granted restricted shares of common stock and cash compensation as an annual retainer and for serving as a member of a standing committee. The following table below summarizes the 2022 Director Compensation:

Member				Chair (additional, all cash)
Position	Cash	RSU Value	Total
Board of Director	$45,000	$80,000	$125,000	$—
Audit Committee	$10,000	$—	$10,000	$10,000
Compensation Committee	$5,000	$—	$5,000	$5,000
Nominating & Governance Committee	$5,000	$—	$5,000	$5,000
ESG Committee	$5,000	$—	$5,000	$5,000
Special Committee	$7,500	$—	$7,500	$7,500

Each director will be required to attend a minimum of 75% of all Board meetings per year in person or telephonically. Directors are reimbursed for travel and other expenses directly associated with Company business. Directors that are also employees of the Company do not receive any additional compensation for their role as a director at this time.

Fiscal Year 2022 Director Compensation Table

The following table provides information regarding director compensation during 2022. The compensation of Mr. Nattrass and Mr. Dennedy (a former director and officer who resigned his Board membership and employment on August 26, 2022) is reported in the Fiscal Year 2022 and 2021 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)(3)	Total ($)
Anita Britt	57,500	80,000	—	—	—	137,500
David Hsu	42,500	80,000	—	—	30,000	152,500
James R. Lowe	42,500	80,000	—	—	—	122,500
Lewis O. Wilks	55,000	80,000	—	—	—	135,000
Sonia Lo	33,867	80,000	—	—	—	113,867

(1)	Amounts represent the aggregate fair value of stock grants based on the closing stock price on the date of the grant.
(2)	The chart below shows the aggregate number of outstanding restricted stock units and stock options held by each non-employee director as of December 31, 2022.

Director	Stock Options	Restricted Stock Units
Anita Britt	—	8,081
David Hsu	—	7,960
James Lowe	37,709	381,206
Lewis Wilks	21,667	30,047
Sonia Lo	—	4,595

(3)	Represents compensation paid to Mr. Hsu pursuant to a consulting agreement for professional services.

COMPENSATION OF EXECUTIVE OFFICERS

We are an “emerging growth company” under applicable SEC rules and are providing disclosure regarding our executive compensation arrangements pursuant to the rules applicable to emerging growth companies, which means that we are not required to provide a compensation discussion and analysis and certain other disclosures regarding our executive compensation. The following discussion relates to the compensation of our named executive officers for 2022, consisting of Bradley J. Nattrass, our Chairperson and Chief Executive Officer, and our two other most highly compensated executive officers as of December 31, 2022, Richard A. Akright, Chief Financial Officer, and James Dennedy, former Chief Operating Officer and President.

We have a Compensation Committee comprised of Messrs. Wilks and Hsu and Ms. Britt. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation. The Compensation Committee’s primary objectives in determining executive officer compensation are (i) developing an overall compensation package that is at market levels and thus fosters executive officer retention and (ii) aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

Fiscal Year 2022 and 2021 Summary Compensation Table

The following Fiscal Year 2022 and 2021 Summary Compensation Table contains information regarding compensation for 2022 and 2021 that the Company paid to Mr. Nattrass and its two other most highly compensated executive officers as of December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Bradley J. Nattrass (4)	2022	320,000	210,600	960,000	23,642	1,514,242
Chairperson of the Board and Chief Executive Officer	2021	270,000	100,000	270,000	21,425	661,425

James Dennedy (5)	2022	201,923	146,250	—	573,983	922,156
Former Chief Operating Officer and President	2021	218,750	60,000	624,233	25,319	928,302

Richard A. Akright (6)	2022	250,000	89,512	250,000	16,549	606,061
Chief Financial Officer	2021	232,500	80,000	116,250	14,968	443,718

(1)	The 2021 bonus amounts have been amended to reflect actual cash payments made during fiscal year 2021.
(2)	Amounts represent the aggregate fair value of stock grants based on the closing stock price on the date of the grant.
(3)	Represents amounts paid to Mr. Nattrass, Mr. Dennedy, and Mr. Akright for health insurance premiums paid on their behalf, severance payments to Mr. Dennedy in 2022, and stock awards and cash compensation for service on our Board of Directors to Mr. Dennedy in 2021.
(4)	Mr. Nattrass received a stock grant of 91,600 shares on January 1, 2022. Mr. Nattrass received a stock grant of 28,754 shares on May 27, 2021.
(5)	Mr. Dennedy received a stock grant of 85,900 shares on January 1, 2022. In August of 2022, Mr. Dennedy resigned and the Company clawed back these shares. Mr. Dennedy received a stock grant of 19,968 shares on May 27, 2021. Upon becoming an officer of the Company, Mr. Dennedy received a stock grant of 40,000 shares and a cash bonus of $60,000 on February 15, 2021. Includes stock awards of $61,133 and cash compensation of $5,000 for service on our Board of Directors in 2021.
(6)	Mr. Akright received a stock grant of 23,855 shares on January 1, 2022. Mr. Akright received a stock grant of 12,380 shares on May 27, 2021.

Employee Agreements

The following discussion relates to compensation arrangements on behalf of, and compensation paid by us to, Messrs. Nattrass, Dennedy and Akright.

Bradley J. Nattrass. We are a party to an employment agreement with Mr. Nattrass (the “Nattrass Agreement”), whereby he serves as our Chief Executive Officer. Pursuant to the Nattrass Agreement, he receives compensation pursuant to our standard programs in effect from time to time, and is eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He is also entitled to participate in our group benefit plans. The term of the Nattrass Agreement is three years, however, if a change in control occurs during the term, the term shall expire no earlier than the first anniversary of the change in control.

Under certain circumstances, the Nattrass Agreement also provides for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Nattrass Agreement). In the event of a termination without “cause,” Mr. Nattrass is entitled to severance payments equal to 12 months of regular base salary and target annual incentive pay and a lump sum payment for 12 months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Nattrass is entitled to a lump sum payment equal to twice the sum of his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Nattrass Agreement or by the separate written terms of such benefits or incentives. The Nattrass Agreement includes indemnification, confidentiality and non-compete provisions.

James H. Dennedy. We were a party to an employment agreement in 2022 with Mr. Dennedy (the “Dennedy Agreement”), whereby he served as our Chief Operating Officer and President. Pursuant to the Dennedy Agreement, he received compensation pursuant to our standard programs in effect from time to time, and was eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He was also entitled to participate in our group benefit plans. The term of the Dennedy Agreement was three years, however, if a change in control occurred during the term, the term would expire no earlier than the first anniversary of the change in control. The Dennedy Agreement terminated on August 26, 2022 with his termination of employment and negotiated severance.

Richard A. Akright. We are a party to an employment agreement with Mr. Akright (the “Akright Agreement”), whereby he serves as our Chief Financial Officer. Pursuant to the Akright Agreement, he receives compensation pursuant to our standard programs in effect from time to time, and is eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He is also entitled to participate in our group benefit plans. The term of the Akright Agreement is three years, however, if a change in control occurs during the term, the term shall expire no earlier than the first anniversary of the change in control.

Under certain circumstances, the Akright Agreement also provides for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Akright Agreement). In the event of a termination without “cause,” Mr. Akright is entitled to severance payments equal to six months of regular base salary and a lump sum payment for six months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Akright is entitled to a lump sum payment equal to his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Akright Agreement or by the separate written terms of such benefits or incentives. The Akright Agreement includes confidentiality and non-compete provisions.

Equity Incentive Awards

Mr. Nattrass received a restricted common stock grant of 91,600 shares on January 1, 2022. Of this grant, 45,800 shares vest proportionally on each December 31, over a 3-year period beginning on December 31, 2022. Additionally, 45,800 shares vest 100% on December 31, 2024 based on compounding total annual stockholder return. Mr. Nattrass received a restricted common stock grant of 28,754 shares on May 27, 2021 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2021.

Mr. Dennedy received a restricted common stock grant of 85,900 shares on January 1, 2022. All of this grant was clawed back upon Mr. Dennedy's resignation in August of 2022. Mr. Dennedy received a restricted common stock grant of 19,968 shares on May 27, 2021 that was scheduled to vest proportionately on each December 31 over a 3-year period beginning on December 31, 2021. Mr. Dennedy also received a stock grant of 40,000 shares on February 15, 2021 that was scheduled to vest 25%, 35%, and 40% on each December 31 over a 3-year period beginning on December 31, 2021. Upon Mr. Dennedy's resignation in August 2022, the remaining unvested stock grants were all clawed back.

Mr. Akright received a restricted common stock grant of 23,855 shares on January 1, 2022, that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2022. Mr. Akright received a restricted common stock grant of 12,380 shares on May 27, 2021 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2021. Mr. Akright also received a restricted common stock grant of 50,000 shares on January 1, 2020 that vests proportionately on each January 1 over a 3-year period beginning on January 1, 2021.

Retirement Benefits

We provide all qualifying employees with the opportunity to participate in our tax-qualified 401(k) plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a pre-tax basis. Accounts may be invested in a wide range of mutual funds. The Company matches 100% up to 4%.

Fiscal Year 2022 Outstanding Equity Awards at Fiscal Year-End Table

The following table lists all of the outstanding stock awards held on December 31, 2022 by each of the Company’s named executive officers:

	Stock Awards
Name	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Bradley J. Nattrass	70,652	$192,173	—	—
Richard A. Akright	20,031	$54,484	—	—

The following table lists all of the outstanding option awards held on December 31, 2022 by each of the Company’s named executive officers:

	Option Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date
Bradley J. Nattrass	—	—	—	$—	—
Richard A. Akright	833	—	—	$7.20	March 2029

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and any persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require executive officers, directors, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms furnished or available to the Company, the Company believes that its directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements for the year ended December 31, 2022, except for Form 4s for Messrs. Nattrass, Wilks, Lowe, Akright and Hsu and Mses. Britt and Lo.

Certain Relationships and Related Transactions

Following is a description of transactions since January 1, 2021, including currently proposed transactions to which we have been or are to be a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors (including nominees), executive officers or beneficial holders of more than 5.0% of our capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest. We believe the terms and conditions set forth in such agreements are reasonable and customary for transactions of this type. Our policy requires that any transactions with related parties requires a formal agreement to be entered into and the approval of the Board.

During the fourth quarter of 2020, James Lowe agreed to convert a $1,000,000 note plus $4,500 of accrued interest into a convertible note bridge financing. The note bridge financing carried interest at the rate of 12% and would have matured on December 31, 2021. The note bridge financing was converted into shares of our common stock upon the closing of a qualified offering, at 75% of the per share price paid by investors in a qualified offering, which offering and conversion occurred on February 17, 2021.

Equity Incentive Plans

As of December 31, 2022, our equity compensation plans consisted of the Company’s 2021 Equity Incentive Plan, which was adopted by the Board and approved by the stockholders in May 2021, the 2019 Equity Incentive Plan, which was adopted by the Board in March 2019 and approved by our stockholders in May 2019, and the Company’s 2018 Equity Incentive Plan, which was adopted by the Board in January 2018 and was not approved by our stockholders. The following table summarizes information about our equity compensation plans. All outstanding awards relate to our common stock.

Plan Category	Number of securities to be issued upon vesting of grants and exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by stockholders	953,497	$6.77	454,225
Equity compensation plan not approved by stockholders	210,750	$6.35	181,510
Total	1,164,247	$7.34	635,735

ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS
(Proposal 2)

The amended certificate of incorporation of the Company (the “Current COI” attached to this proxy statement as Appendix A) requires the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to amend or repeal any provision of Article VI, Article VII, Article IX or Article X of the Current COI. The Current COI also currently provides that, in addition to any affirmative vote required by applicable law or the Current COI, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Company (together, the “Supermajority Voting Requirements”). The Board has adopted a resolution proposing an amendment to the Current COI to eliminate the Supermajority Voting Requirements. Stockholders are being asked to approve the elimination of these Supermajority Voting Requirements from the Current COI and to replace such requirements with a majority voting standard as set forth in the Amended and Restated Certificate of Incorporation, attached to this proxy statement as Appendix B (the “Amended and Restated COI”). The Amended and Restated COI will include a revised Article IV to reflect a reduction in authorized capital from 110,000,000 authorized shares, consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock to 33,000,000 authorized shares, consisting of 30,000,000 shares of common stock and 3,000,000 shares of preferred stock in order to reduce our Delaware franchise tax liabilities. This reduction in authorized capital was previously authorized by our stockholders at the 2021 annual meeting, but the amended certificate of incorporation was never filed with the state of Delaware by our prior outside counsel. Because we plan to seek authorization to make other changes to our certificate of incorporation, we decided to wait to file with the state of Delaware to make all the changes authorized at the 2023 Annual Meeting and the prior authorized amendment in one filing.

Reasons for Amendment

The proposed amendment to eliminate Supermajority Voting Requirements is a result of feedback that the Company received from Institutional Shareholder Services Inc. (“ISS”). ISS recommended that the Company modify the Supermajority Voting Requirements as a corporate governance improvement to help prevent the locking in of provisions in the Company’s governing documents that may not be in the best interests of the Company’s stockholders and may prevent future stockholders from effecting change. It is the Board’s view that, subject to any applicable laws, the stockholders of the Company should have the ability to make certain changes to the Current COI and bylaws of the Company (the “Bylaws”) with majority support.

In adopting and declaring the advisability of the Amended and Restated COI, the Board carefully considered the implications of amending the Current COI to eliminate the provisions requiring a supermajority stockholder vote for certain amendments to the Current COI and for stockholders to amend the Bylaws. These Supermajority Voting Requirements are intended to protect against self-interested action by large stockholders by requiring broad stockholder support for certain types of governance changes. By eliminating the Supermajority Voting Requirements, the Amended and Restated COI will make it easier for stockholders to effect corporate governance changes in the future. The Board believes that eliminating these Supermajority Voting Requirements is consistent with generally held views of good corporate governance, as evidenced by the fact that many other public companies have transitioned away from similar Supermajority Voting Requirements in the years after going public.
In consideration of the details described above, the Board believes this action is in the best interest of the Company and its stockholders. The Board has authorized and approved the Amended and Restated COI and recommends that the stockholders approve the elimination of Supermajority Voting Requirements contained in the Amended and Restated COI.

Effect of Proposal

If Proposal 2 is approved by the stockholders, Article X of the Current COI would be amended to remove the second clause of Article X with the effect that all amendments to the Amended and Restated COI would require approval by a majority of the voting power of all the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to amend or repeal the Amended and Restated COI. As a result, if Proposal 2 is approved by the stockholders of the Company, the voting standard for stockholder approval of any future amendments to the Amended and Restated COI would be by the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of the capital stock of the Company entitled to vote thereon, voting together as a single class, which is the default voting standard under the General Corporation Law of the State of Delaware (the “DGCL”). If passed, the Board will retain the right to amend, alter, change or repeal any provision of the Amended and Restated COI of the Company without seeking approval of the stockholders of the Company, where permitted by the DGCL.

Currently, in addition to any affirmative vote required by law or by the Current COI, any bylaw that is to be adopted, amended or repealed by the stockholders of the Company requires the affirmative vote of the holders of at least two-thirds of the voting power of all the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

If Proposal 2 is approved by the stockholders of the Company, Article IX of the Current COI would be amended to replace the reference to “two-thirds” with “a majority.” As a result, if Proposal 2 is approved by the stockholders of the Company, the stockholders will be able to amend the Bylaws with the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of the capital stock of the Company entitled to vote thereon, voting together as a single class. If passed, the Board will also retain its right under the Amended and Restated COI to adopt, amend and repeal the Bylaws.

Related Changes to the Bylaws

In connection with the Amended and Restated COI, the Board has approved a conforming amendment to the Bylaws. The amendment, which is contingent upon stockholder approval and implementation of Proposal 2, would amend Section 8.1 of the

Bylaws to replace the provision requiring the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to adopt, amend or repeal any provision of the Bylaws, with a majority vote threshold. The text of the Amendment No. 2 to the Bylaws is attached as Appendix C to this proxy statement and incorporated herein by reference. The Board will retain its right to adopt, amend or repeal the Bylaws.

Required Vote

The Current COI currently requires the approval of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to approve Proposal 2. If Proposal 2 is approved by the requisite number of stockholders, the Amended and Restated COI shall be filed with the Secretary of State of the State of Delaware, which Amended and Restated Certificate of Incorporation will become effective at the time of filing. Additionally, the related conforming amendment to the Bylaws adopted by the Board will become effective immediately following such effectiveness.

If Proposal 2 is not approved by the requisite vote of stockholders, then the Amended and Restated COI will still be filed with the Secretary of State of the State of Delaware to reduce our authorized capital and potentially to add provisions allowing for officer exculpation described below, just with no change to the Supermajority Voting Requirements, the related amendment to the Bylaws approved by the Board subject to approval of Proposal 2 will not become effective, and the Supermajority Voting Requirements described above in both the Amended and Restated COI and Bylaws will remain in place.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

ADOPTION OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION
(Proposal 3)

The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware corporations to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the DGCL. Prior to such legislation, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. The new Delaware legislation permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

The Board has adopted a resolution proposing an amendment to the Current COI to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. Stockholders are being asked to approve the Amended and Restated COI, which includes provisions providing for officer exculpation as set forth in the Amended and Restated COI reflecting revisions to Article VIII: Limitation of Director and Officer Liability: Indemnification, to provide officer exculpation to the same extent as previously provided only to directors. The full text of the Amended and Restated COI, including revised Article VIII, is attached to this proxy statement as Appendix B (the “Second Proposed Amendment”).

Reasons for Amendment

The Board desires to amend and restate the Current COI to maintain provisions consistent with the governing statutes contained in the DGCL and believes that amending the Current COI to add the authorized liability protection for certain officers of the Company, consistent with the protection the Current COI currently affords directors of the Company, is necessary in order to attract and retain experienced and qualified officers and would potentially reduce litigation costs associated with frivolous lawsuits.

Further, the Board believes there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Furthermore, the Company expects other public companies to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation and failing to adopt this amendment could impact the Company’s recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

The Board believes that adopting the Second Proposed Amendment will better position the Company to attract top officer candidates and retain our current officers as well as enabling officers to exercise their business judgment in furtherance of the interests of the stockholders, without the potential for distraction posed by the risk of personal liability. The Second Proposed Amendment will also align the protections available to our directors with those available to our officers.

In consideration of the details described above, the Board believes this action is advisable and in the best interest of the Company and its stockholders. The Board has authorized and approved the Amended and Restated Certificate of Incorporation, which includes revised of Article VIII Limitation of Director and Officer Liability: Indemnification, and recommends that the stockholders approve the Second Proposed Amendment.

Required Vote; Effect of Proposal

The Current COI requires the approval of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class to approve Proposal 3. If Proposal 2 and 3 are approved by the requisite number of stockholders, the Amended and Restated COI shall be filed with the Secretary of State of the State of Delaware, which will become effective at the time of filing.

If neither Proposals 2 or 3 are approved by the requisite vote of stockholders, the Amended and Restated COI will still be filed with the Delaware Secretary of State solely to revise Article IV to reflect the reduction in authorized capital in order to reduce our Delaware franchise tax liabilities as discussed above. To be clear, the Amended and Restated COI would not eliminate the Supermajority Voting Requirements or contain exculpation for officers if neither of Proposals 2 or 3 are approved by the requisite vote of stockholders..

If Proposal 2 is approved by the requisite vote of stockholders, but Proposal 3 is not, then the Amended and Restated COI shall be revised to only include the elimination of the Supermajority Voting Requirements (and replacement with a majority voting standard) and the Second Proposed Amendment to limit the liability of certain officers in limited circumstances will not be included with the Amended and Restated COI filed with the Secretary of State of the State of Delaware. Similarly, if Proposal 3 is approved by the requisite vote of stockholders, but Proposal 2 is not, then the Amended and Restated COI shall be revised to only include the Second Proposed Amendment adding a new Article IX (and renumbering the remaining Articles with applicable updates to Article references elsewhere in the Amended and Restated COI), and the elimination of the Supermajority Voting Requirements will not be included with the Amended and Restated COI filed with the Secretary of State of the State of Delaware. Under either scenario, the Amended and Restated COI will include the revision to Article IV to reflect the reduction in authorized capital in order to reduce our Delaware franchise tax liabilities as discussed above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO EXCULPATE CERTAIN OFFICERS IN LIMITED CIRCUMSTANCES AS PERMITTED BY RECENTLY ENACTED DELAWARE LEGISLATION.

ADOPTION OF AN AMENDMENT TO THE COMPANY'S 2021 EQUITY INCENTIVE PLAN
(Proposal 4)

The Board has adopted and declared advisable, and recommends for stockholder approval, the first amendment (the “Plan Amendment”) to the Company’s 2021 Stock Incentive Plan (the “2021 Plan”). The 2021 Plan, as amended by the Plan Amendment, is referred to herein as the “Amended Plan.” The Amended Plan will increase the number of shares of common stock of the Company authorized for issuance under the 2021 Plan by 1,200,000 shares (the “Share Increase”). A copy of the 2021 Plan is attached hereto as Appendix D and the Plan Amendment is attached hereto as Appendix E each of which is incorporated herein by reference.

The 2021 Plan was adopted by the Board on February 23, 2021 and approved by the stockholders of the Company at the annual meeting of the stockholders held on May 27, 2021. 1,100,000 shares of common stock were initially available for issuance under the 2021 Plan.

The purpose of the 2021 Plan is to create incentives designed to motivate eligible employees, directors and consultants to put forth maximum effort toward the success and growth of the Company, and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence, are able to make important contributions to the Company’s success. Awards under the 2021 Plan are granted at no less than the price of the stock at the day of the award date and vest typically over a three-year period. Aspirationally, the Company's goal is to have every employee grant going forward to have the share price the highest of the following: 12 month trailing volume weighted average price ("VWAP") on the day of the grant; $6.32 (which was the 2022 12 month VWAP); or the share price on the day of the grant. The Share Increase represents approximately 11% of the total number of outstanding shares of common stock as of December 31, 2022.

As of December 31, 2022, the Company had three equity incentive plans in existence with a total of 412,642 number of shares available to be issued under the 2021 Plan, 41,583 number of shares available to be issued under the 2019 Equity Incentive Plan, and 181,510 number of shares available to be issued under the 2018 Equity Incentive Plan. If the Amended Plan (which includes the Share Increase) is approved by the requisite vote of the stockholders, the Board will terminate the Company’s 2019 and 2018 Plans, which will have the effect of retiring 223,093 number of shares available to be issued under the plans being terminated. Therefore, the Share Increase will actually consist of a net increase of 976,907 shares. If the Amended Plan is not approved, the Company’s 2018 and 2019 Equity Incentive Plans will remain in place and the shares still available for issuance under such plans will still be eligible to be awarded pursuant to such plans.

Summary of the 2021 Plan and the Changes Proposed by the Amended Plan

Administration

The 2021 Plan is administered by the Compensation Committee of the Board. With respect to grants of awards to our officers or directors, the 2021 Plan is administered by our Compensation Committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2021 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 1,100,000 shares of the common stock of the Company may be issued under the 2021 Plan which will be increased by 1,200,000 shares if the Amended Plan is approved by the requisite vote of stockholders. In addition, subject to adjustment upon certain corporate transactions or events, a participant in the 2021 Plan may not receive options or SARs with respect to more than 100,000 shares of common stock in any calendar year or an award of restricted stock, restricted stock units, dividend equivalent rights or other awards that are valued with reference to shares covering more than 100,000 shares of common stock. Pursuant to Section 3(b) of the 2021 Plan, any shares covered by an award (or portion of an Award) which is forfeited, canceled, or expired (whether voluntarily or involuntarily) will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2021 Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the 2021 Plan pursuant to an award shall not be returned to the 2021 Plan and shall not become available for future issuance under the 2021 Plan, other than unvested shares that are forfeited or repurchased by the Company, which shall become available for future issuance under the 2021 Plan.

The Board has determined that although the 2021 Plan does allow unvested shares which are forfeited or repurchased by the Company to again be available for future issuance under the 2021 Plan, the language in the 2021 Plan is not as clear as it should be and should be amended. The Amended Plan, if approved by the requisite vote of stockholders, will replace the first two sentences of Section 3(b) described above with the following language: “Any Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a).” To be clear, the amended language in Section 3(b) does not change the plan, it just uses more clear and concise language to describe the same terms of the 2021 Plan.

In the event any option or other award granted under the 2021 Plan is exercised through the tendering of shares (either actually or through withholding), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2021 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of an SAR, then the Company will be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which it was entitled to issue upon such exercise. Shares of common stock the Company repurchases on the open market or otherwise using cash proceeds from the exercise of options will not be available for awards under the 2021 Plan.

Eligibility and Types of Awards

The 2021 Plan permits the Company to grant stock awards, including stock options, SARs, restricted stock, restricted stock units and dividend equivalent rights to our employees, directors, and consultants.

Stock Options. A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2021 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2021 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2021 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) delivery of a promissory note acceptable to the plan administrator (subject to minimum interest provisions set forth in the 2021 Plan), (c) a broker-assisted cashless exercise, (d) the tender of common stock previously owned by the optionholder, (e) a net exercise of the option, (f) past or future services rendered, (g) any combination of the foregoing methods of payment, and (h) any other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. SARs may be granted under the 2021 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2021 Plan, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2021 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock. Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units. A restricted stock unit is a right to receive stock, cash equal to the value of a share of stock or other securities or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule and criteria and the form (stock or cash) in which the award will be settled. If a participant’s service terminates before the restricted stock is fully vested, the unvested portion of the restricted stock unit award generally will be forfeited to us.

Dividend Equivalent Right. Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Performance-Based Compensation

The 2021 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals before the 90th day of the applicable performance period (or, if the performance period is less than a year, no later than the number of days which is equal to 25% of the performance period).

Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2021 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction, and exercisable at the time of the grant of an award under the 2021 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2021 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

The Board generally may amend, suspend or terminate the 2021 Plan, but it may not amend, suspend or terminate the 2021 Plan without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2021 Plan, modifications to the terms and conditions of awards, modifications to exercise prices at which shares may be offered pursuant to options, extension of the 2021 Plan’s expiration date and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

Pursuant to Section 4(c)(vii) of the 2021 Plan, the plan administrator has the authority to amend the terms of any outstanding award granted under the 2021 Plan, provided that any amendment that would adversely affect a grantee’s rights under an outstanding award shall not be made without the grantee’s written consent (an amendment or modification that may cause an Incentive Stock Option to become a Non- Qualified Stock Option will not be treated as adversely affecting the rights of the grantee).

While the Board believes the above-described grant of authority to the plan administrator includes the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest, the Board desires to amend the 2021 Plan to clarify that the plan administrator has such power. The Board believes this to be especially useful in the case of employees transitioning to a consultant role or leaving employment on good terms after exemplary service and that this express authority is typical in equity incentive plans of other companies.
The Amended Plan, if approved by the requisite vote of stockholders, will include a new Section 4(c)(viii) as follows with the remaining subsections and any cross references renumbered as applicable: “The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.”

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to our Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2021 Plan.

Summary of Federal Income Tax Consequences of the 2021 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2021 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2021 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant and (b) our option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock: A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights. A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. The Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards. The Company generally will be entitled to an income tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that adverse tax consequences will apply unless distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Certain awards under the 2021 Plan may be subject to the requirements of Section 409A in form and in operation, but designed to meet the conditions under Section 409A for avoiding its adverse tax consequences. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2021 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

The foregoing is only a summary, based on the current Code and the Treasury Regulations promulgated by the U.S. Department of the Treasury thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and other awards under the 2021 Plan. The summary does not purport to be complete and does not address all income tax laws that may be relevant to any particular participant. It does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax law.

New Plan Benefits

The 2021 Plan administrator, in its discretion, selects the person(s) to whom awards may be granted and the number of shares subject to each such grant. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual(s) in the future.

Reasons for Amendment

The Board has determined the Share Increase is necessary for the Company to continue to offer a competitive broad-based equity incentive program that enables us to recruit, motivate and retain talented and highly qualified employees and directors who are critical to the Company’s plans and the Company’s ability to successfully operate its business. Our compensation philosophy is weighted towards providing broad-based equity incentive awards, in addition to salary or wages, under the belief that this helps to retain employees and aligns their interests with those of the stockholders by allowing employees to participate in the longer-term success of the Company. We believe that equity awards motivate our employees to contribute to the Company’s long-term success.

If the Company were unable to continue to grant competitive equity incentive awards, the Company may be required to offer additional cash-based incentives as a means of competing for talent. This could have a significant effect on the Company’s financial and operating results, put it at a competitive disadvantage in the market for talent and reduce the alignment between the interests of the Company’s employees and those of the stockholders.

Further, the Board has determined the Share Increase is necessary to guarantee that equity incentive awards granted under the 2021 Plan have the same economic incentive as the Company originally intended. The 2021 Plan is based on equity-driven awards, a majority of which consists of restricted stock awards, the value of which depends entirely on the price of the Company’s common stock. Due to the drop in our common stock price, the Company requires the Share Increase to ensure incentive awards granted under the 2021 plan have the value the Company intended when approving the 2021 Plan. If approved, with the subsequent termination of the Company’s 2018 and 2019 Equity Incentive Plans, the Share Increase will consist of a net increase of 976,907 shares.

Additionally, the Amended Plan clarifies certain aspects of the 2021 Plan where the Board believes existing language was insufficient. This includes clarifying that any shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Amended Plan. The Board believes that the existing 2021 Plan provides for this, just that the language used is not as clear and concise as it should be and will become if the Amended Plan is approved by the requisite vote of stockholders. Additionally, the Amended Plan includes specific reference to the power of the plan administrator to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the Amended Plan. The Board believes the 2021 Plan contains that power, just not with the specificity proposed in the Amended Plan.

Required Vote; Effect of Proposal

The approval of a majority of the votes cast at the Annual Meeting is required to approve Proposal 4 to amend the 2021 Omnibus Stock Plan . If Proposal 4 is approved by the requisite number of stockholders, all of the Share Increase will be available for grant under the 2021 Plan and the above-described clarifying language will be changed in the 2021 Plan.

If Proposal 4 is not approved by the requisite vote of stockholders, no shares will be added to the number of shares available for issuance under the 2021 Plan and no clarifying language will be added or changed in the 2021 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 4 (THE PLAN AMENDMENT).

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 5)

The Board has appointed BF Borgers CPA PC as our independent registered public accounting firm for the year ending December 31, 2023. A representative of BF Borgers CPA PC is expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement if he, she or they so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers CPA PC to the stockholders for ratification. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 5 TO RATIFY THE APPOINTMENT OF BF BORGERS CPA PC TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

Fees Paid to BF Borgers CPA PC

The following table shows the aggregate fees for professional services provided to the Company by BF Borgers CPA PC for 2022 and 2021:

	2022	2021
Audit Fees	$235,000	$217,000
Audit-Related Fees	23,500	17,360
Tax Fees	—	—
All Other Fees	—	—
Total	$258,500	$234,360

Audit Fees. This category includes the audit of the Company’s annual consolidated financial statements, reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by its independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of the Company’s interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include audit-related work regarding acquisitions, divestitures, the incurrence of additional indebtedness, and debt covenant compliance.

Tax Fees. This category consists of professional services rendered by the Company’s independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and statutory tax audit services and tax compliance services.

All Other Fees. This category consists of fees for other miscellaneous items.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other fees. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee Chairperson for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. The audit, audit-related fees, tax fees, and other fees paid to BF Borgers CPA PC with respect to 2022 and 2021 were pre-approved by the Audit Committee.

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2022, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Ms. Britt is a member of the Audit Committee and a professional accountant. Nevertheless, committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that BF Borgers CPA PC is in fact “independent.”

AUDIT COMMITTEE

Anita Britt
David Hsu
Sonia Lo

STOCKHOLDER PROPOSALS

All proposals that stockholders seek to have included in the proxy statement and form of proxy, including proposals for director nominees, for the Company’s 2023 Annual Meeting of Stockholders must be received at the Company’s principal executive offices at 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, not later than December 31, 2022; provided, however, that if the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or after June 15, 2023, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with applicable law.

A stockholder who wishes to present a proposal at the Company’s 2023 Annual Meeting of Stockholders, including proposals for director nominees, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices at 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, no later than March 20, 2023.

OTHER BUSINESS

Management is not aware of any other business to come before the Annual Meeting other than as set forth in the Notice. Should any other business be properly brought before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares of common stock represented thereby in accordance with their discretion and best judgment on such matter.

ADDITIONAL INFORMATION

Stockholders that have additional questions about the information contained in this proxy statement should contact the Company at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026 or at phone number (720) 390-3880.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley J. Nattrass
Chairperson of the Board of Directors and
Chief Executive Officer

May 1, 2023

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO VOTE BY PROXY AS DESCRIBED IN THE NOTICE.

APPENDIX A: CURRENT COI

Delaware

The First State

Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "URBAN-GRO, INC." FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF OCTOBER, A.D. 2020, AT 11:16 O`CLOCK A.M.

Jeffrey W. Bullock, Secretary of State

4005602 8100F
SR# 20208111183

Authentication: 203970131
Date: 10-29-20

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:16 AM 10/29/2020
FILED 11:16 AM 10/29/2020
SR 20208111183 - File Number 4005602

CERTIFICATE OF INCORPORATION
OF
URBAN-GRO, INC.

The undersigned, being a natural person of the age of at least 18 years and acting as the incorporator to organize a corporation under the provisions of the General Corporation Law of the State of Delaware (the "**DGCL**"), does hereby adopt and sign the following Certificate of Incorporation:

I.

NAME

II.

REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

III.

PURPOSE

IV.

CAPITAL STOCK

Section 1. *Authorized* Shares. The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000) shares; of which 100,000,000 shares shall be designated as "Common Stock," $0.001 par value per share, and 10,000,000 shares shall be designated as "Preferred Stock," $0.10 par value per share.

VII.

STOCKHOLDER ACTION

VIII.

LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of his or her duties, of any business opportunity of the Corporation, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of the law, (iii) for the types of liability set forth in under Section 174 of the DGCL, or (iv) for any transaction from which the director received an improper personal benefit. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, and agents of the Corporation (and to any other persons to which applicable law permits the Corporation to provide indemnification). If the DGCL is amended after the effective date of this Article to authorize corporate action further limiting the personal liability of directors, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, the undersigned Incorporator has executed this Certificate of Incorporation on this 29th day of October, 2020.

DocuSigned by:
Bradley Nattrass
1EE1872DE3E54EA...

Bradley J. Nattrass, Incorporator

[Signature Page to Certificate of Incorporation]

Delaware

The First State

Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "URBAN-GRO, INC.", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020, AT 12:13 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020 AT 5:01 O'CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

4005602 8100
SR# 20208808416

Authentication: 204457904
Date: 12-31-20

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:13 PM 12/31/2020
FILED 12:13 PM 12/31/2020
SR 20208808416 - File Number 4005602

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
URBAN-GRO, INC.

urban-gro, Inc. (the "**Corporation**"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

Second: This Certificate of Amendment (the "**Certificate of Amendment**") amends the provisions of the Corporation's Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 29, 2020.

Third: That Article IV of the Certificate of Incorporation of the Corporation (the "**Certificate of Incorporation**"), is hereby amended by deleting Section I of Article IV in its entirety and inserting the following in lieu thereof:

Section I. *Authorized Shares*. The Corporation is authorized to issue two classes of stock to be designated common stock ("**Common Stock**") and preferred stock ("**Preferred Stock**"). The number of shares of Common Stock authorized to be issued is one hundred million (100,000,000), par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is ten million (10,000,000), par value $0.10 per share. Effective upon this Certificate of Amendment to the Certificate of Incorporation becoming effective pursuant to the General Corporation Law (the "**Effective Time**"), the shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the "**pre-Reverse Split Common Stock**") shall be reclassified into a different number of shares of Common Stock (the "**post-Reverse Split Common Stock**") such that each six (6) shares of pre-Reverse Split Common Stock shall, at the Effective Time, be automatically reclassified into one share of post-Reverse Split Common Stock (such reclassification and combination of shares, the "**Reverse Split**"). The par value of the Common Stock following the Reverse Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the quoted prices of a share of the Corporation's Common Stock (as adjusted to give effect to the Reverse Split) on the OTC Market, Inc.'s OTCQX during regular trading hours for the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment to Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above). Each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above, provided that the Corporation may request such stockholder to exchange such stockholder's certificate or certificates that represented shares of pre-Reverse Split Common Stock for shares held in book-entry form through the Depository Trust Company's Direct Registration System representing the appropriate number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate or certificates shall have been combined. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

Fourth: The foregoing amendment was duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

Fifth: That this Certificate of Amendment to the Certificate of Incorporation shall be effective as of 5:01 pm on the date of filing.

* * * * * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Financial Officer this 31st day of December, 2020.

URBAN-GRO, INC.

By: ______________________

Name: Richard A. Akright

Title: Chief Financial Officer

APPENDIX B: PROPOSED AMENDMENT TO COI
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
urban-gro, Inc.
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)
urban-gro, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
DOES HEREBY CERTIFY:
1.That the name of this corporation is urban-gro, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on October 29, 2020 under the name urban-gro, Inc.
2.That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:
I.

NAME

The name of this corporation is urban-gro, Inc. (the “Corporation”).

II.

REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is located at 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.

III.
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

IV.

CAPITAL STOCK

Section I. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is thirty-three million (33,000,000) shares; of which 30,000,000 shares shall be designated as "Common Stock," $0.001 par value per share, and 3,000,000 shares shall be designated as "Preferred Stock," $0.10 par value per share.

Section 2. Preferred Stock Designation. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware and the DGCL. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Section 3. Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid in, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

Section 4. Increase or Decrease in Authorized Capital Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 5. Voting Rights. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designations) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designations).

V.
INCORPORATOR

The incorporator is Bradley J. Nattrass, whose mailing address is 1751 Panorama Point, Unit G, Lafayette, Colorado 80026 (the “Incorporator”).

VI.

BOARD OF DIRECTORS

Section 1. Number of Directors. The members of the governing board of the Corporation are styled as directors. The Board of Directors of the Corporation shall be elected in such manner as shall be provided in the Bylaws of the Corporation. The number of directors shall be not less than one (1) nor more than ten (10). The number of directors may be changed from time to time within this range in such manner as shall be provided in the Bylaws of the Corporation.

Section 2. Ballot and Nominees. Nominations by stockholders of persons for election to the Board of Directors shall be made only in accordance with the procedures set forth in the Bylaws of the Corporation. Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

Section 3. Removal and Filling of Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office with or without cause, at any time, only by the affirmative vote of the holders of a majority of the shares of voting stock then outstanding. Subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director's successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 4. Advance Notice of Nominations. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

VII.
STOCKHOLDER ACTION

Section I. Action by Consent. Any election of directors or other action by the stockholders of the Corporation that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

Section 2. Special Meetings. Except as othe1wise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of the stockholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and the ability of the stockholders to call a special meeting is hereby specifically denied. The Board of Directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

VIII.
LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not eliminate or limit the liability of a director or an officer (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the DGCL, (iv) for any transaction from which the director or officer derives and improper personal benefit, or (v) an officer in any action by or in the right of the Corporation. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors or officers, then the liability of the directors or officers of the Corporation shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended from time to time. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such repeal or modification. All references in this paragraph to an officer shall mean only a person who at the time of an act or omission as to which liability is asserted is deemed to have consented to service by the delivery of process to the registered agent of the Corporation pursuant to §3114(b) of Title 10 (for purposes of this sentence only, treating residents of the State of Delaware as if they were nonresidents to apply of §3114(b) of Title 10 to this sentence).

IX.

BYLAWS

The Board of Directors is expressly authorized to adopt, amend or repeal any or all of the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation as prescribed by law; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

X.
AMENDMENT

In addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal the provisions of this Certificate of Incorporation.

* * *
3.That the foregoing amendment and restatement was approved by the stockholders of the Corporation at a meeting of the stockholders held in accordance with the General Corporation Law.
4.That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.
IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __ day of _________, 2023.

By:
    Bradley J. Nattrass, Chief Executive Officer

APPENDIX C: PROPOSED AMENDMENT TO BYLAWS

AMENDMENT NO. 2 TO
THE BYLAWS OF URBAN-GRO, INC.
WHEREAS, the board of directors (the "Board") of urban-gro, Inc. (the "Corporation") has determined that it is in the best interests of the Corporation to amend the bylaws of the Corporation (the "Bylaws"), subject to stockholder approval, to amend the voting threshold for the Corporation’s Stockholders to adopt, amend or repeal any provision of the Bylaws (the "Amendment”); and
WHEREAS, this Amendment will become effective upon approval by the Corporation’s stockholders at the 2023 Annual Meeting of Stockholders and if, for any reason, the Corporation’s stockholders fail to approve this Amendment, the existing Bylaws shall continue in full force and effect.
NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Bylaws of the Corporation:
1.Article VIII, Section 8.1of the Bylaws is hereby deleted in its entirety and replaced as follows:
“Subject to the provisions of the Certificate of Incorporation, these Bylaws may be adopted, amended or repealed at any meeting of the Board of Directors by a resolution adopted by a majority of the Whole Board, provided notice of the proposed change was given in the notice of the meeting in a notice given no less than twenty-four (24) hours prior to the meeting. Subject to the provisions of the Certificate of Incorporation, the stockholders shall also have the power to adopt, amend or repeal these Bylaws, provided that notice of the proposed change was given in the notice of the meeting and provided further that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.”

This Amendment shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.

Except as set forth above, all other provisions of the Bylaws shall remain unchanged.

C-1

APPENDIX D: CURRENT 2021 OMNIBUS STOCK INCENTIVE PLAN

URBAN-GRO, INC.

2021 OMNIBUS STOCK INCENTIVE PLAN

Approved by the Board: February 23, 2021 Approved by the Stockholders: May 27, 2021

1.Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

a.“Administrator” means the Plan Administrator as described in Section 4.
b.“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
c.“Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
d.“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.
e.“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
f.“Board” means the Board of Directors of the Company.
g.“Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:
i.that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or
ii.in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related

Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.
h.“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.
i.“Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.
j.“Common Stock” means the Company’s voting common stock, no par value per share.
k.“Company” means urban-gro, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
l.“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
m.“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.
n.“Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
i.a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
ii.the sale, transfer or other disposition of all or substantially all of the assets of the Company;
iii.the complete liquidation or dissolution of the Company;
iv.any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the

Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
v.acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.
o.“Data” has the meaning set forth in Section 22 of this Plan.
p.“Director” means a member of the Board or the board of directors of any Related Entity.
q.“Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.
r.“Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
s.“Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.
t.“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.
u.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
v.“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.
i.If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
ii.If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market

Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
iii.In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.
w.“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
x.“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
y.“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
z.“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
aa.“Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.
ab.“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
ac.“Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.
ad.“Plan” means this urban-gro, Inc. 2021 Omnibus Stock Incentive Plan, as the same may be amended from time to time.
ae.“Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.
af.“Related Entity” means any Parent or Subsidiary of the Company.
ag.“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
ah.“Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
ai.“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
aj.“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
ak.“Share” means a share of the Common Stock.
al.“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
am. “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3. Stock Subject to the Plan.

a.Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is One

Million One Hundred Thousand (1,100,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
b.Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

4. Administration of the Plan.
(a) Plan Administrator.

i.Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
ii.Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

a.Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

a.Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

i.to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

i.to determine whether and to what extent Awards are granted hereunder;

i.to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

i.to approve forms of Award Agreements for use under the Plan;

i.to determine the type, terms and conditions of any Award granted hereunder;

i.to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

i.to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non- Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

i.to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

i.to institute an option exchange program;

i.to make other determinations as provided in this Plan; and

i.to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

a.Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

1.Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

1.Terms and Conditions of Awards.

a.Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares,
(ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

a.Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

a.Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

a.Performance-Based Awards. The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.

i.The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:

1.Net earnings or net income (before or after taxes);

1.Earnings per share;

1.Net sales growth;

1.Net operating profit;

1.Return measures (including, but not limited to, return on assets, capital, equity, or sales);

1.Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

1.Cash flow per share;

1.Earnings before or after taxes, interest, depreciation, and/or amortization;

1.Gross or operating margins;

1.Productivity ratios;

1.Share price (including, but not limited to, growth measures and total stockholder return);

1.Expense targets or ratios;

1.Charge-off levels;

1.Improvement in or attainment of revenue levels;

1.Deposit growth;

1.Margins;

1.Operating efficiency;

1.Operating expenses;

1.Economic value added;

1.Improvement in or attainment of expense levels;

1.Improvement in or attainment of working capital levels;

1.Debt reduction;

1.Capital targets; and

1.Consummation of acquisitions, dispositions, projects or other specific events or transactions.

i.The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (A) asset write-downs, (B) litigation or claim judgments or settlements, (C) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (D) any reorganization and restructuring programs, (E) Extraordinary Items for the applicable Performance Period, (F) mergers, acquisitions or divestitures, and (G) foreign exchange gains and losses. For this purpose, “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

i.Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

i.Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

i.Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

a.Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

a.Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

a.Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

a.Individual Award Limit. No Grantee may be granted an Award of Options or SARs in any calendar year with respect to more than one hundred thousand (100,000) Shares, or an Award of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, or other Awards that are valued with reference to shares covering more than one hundred thousand (100,000) Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below.

a.Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

a.Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

a.Transferability of Awards. Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

a.Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

a.Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

i.the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

i.the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

1.Award Exercise or Purchase Price, Consideration and Taxes.

a.Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

i.In the case of an Incentive Stock Option:

1.granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

1.granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

i.In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

Administrator.

i.In the case of other Awards, such price as is determined by the

i.Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

a.Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

i.cash;

i.check;

i.delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an

Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

i.surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

i.with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

i.with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

i.past or future services actually or to be rendered to the Company or a Related Entity;

i.any combination of the foregoing methods of payment; or

i.any other method approved by the Administrator.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

1.Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

1.Tax Withholding.

a.Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

a.The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

i.paying cash;

i.electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

i.delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

i.selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

i.retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

i.any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

1.Rights As a Stockholder.

a.Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

a.Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

1.Exercise of Award.

a.Procedure for Exercise.

i.Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

i.An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

a.Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post- Termination Exercise Period, the Award shall terminate.

a.Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

a.Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

a.Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one

(1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

1.Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

a.If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

a.As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

a.Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

a.No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

1.Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

1.Corporate Transactions.

a.Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

a.Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

a.Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

1.Effective Date and Term of Plan. The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

1.Amendment, Suspension or Termination of the Plan.

a.The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve

1.months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

a.increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

a.modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

a.modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

a.extend the expiration date of the Plan; and

a.except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

a.No Award may be granted during any suspension of the Plan or after termination of the Plan.

a.No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

1.Reservation of Shares.

a.The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

a.The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

1.No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

1.No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

1.Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

1.Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

1.Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

1.Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, the Award Agreement evidencing any Award that is not exempt from the requirements of Section 409A of the Code shall contain provisions such that the Award will comply with the requirements of Section 409A of the Code and avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

1.Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

1.Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

APPENDIX E: PROPOSED AMENDMENT TO 2021 OMNIBUS STOCK INCENTIVE PLAN

AMENDMENT NO. 1 TO
URBAN GROW, INC.
2021 OMNIBUS STOCK INCENTIVE PLAN

WHEREAS, urban-gro, Inc. (the “Corporation”) maintains the urban-gro, Inc. 2021 Omnibus Stock Incentive Plan (the “Plan,” capitalized terms not defined in this Amendment shall have the meaning as defined in the Plan), which was previously adopted by the Board of Directors of the Corporation (the “Board”) on February 23, 2021, and approved by the stockholders of the Corporation effective May 27, 2021;

WHEREAS, pursuant to Section 3(a) of the Plan, a total of 1,100,000 shares of common stock of the Corporation (the “Shares”) have been approved for issuance under the Plan;

WHEREAS, pursuant to Section 16(a) of the Plan, the Board may not increase the total number of shares that may be issued under the Plan without the approval of the stockholders;

WHEREAS, the Board has determined that it is in the best interests of the Corporation to amend the Plan, subject to stockholder approval, to increase the aggregate number of Shares available for issuance under the Plan by 1,200,000 shares, to clarify certain language regarding the availability of unvested Shares which are canceled, forfeited, or expires prior to exercise or realization by the Company to again be available for future issuance under the 2021 Plan, and to clarify that the Administrator has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest (this “Amendment”); and

WHEREAS, this Amendment will become effective upon approval by the Corporation’s stockholders at the 2023 Annual Meeting of Stockholders and if, for any reason, the Corporation’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1.Section 3(a) of the Plan is hereby deleted in its entirety and replaced as follows:

“(a)     Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 2,300,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.”

2.     Section 3(b) of the Plan is hereby deleted in its entirety and replaced as follows:

“(b)    Any Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.”

3.A new Section 4(c)(viii) shall be added to the Plan with existing subsections (viii) through (xi) renumbered as (ix) through (xii), as follows:

“(viii)    The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with
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the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.”

This Amendment to the Plan shall become effective upon the date it is approved by the Company’s stockholders in accordance with Applicable Laws.

Except as set forth above, all other provisions of the Plan shall remain unchanged.
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↓ Please ensure you fold then detach and retain this port of this Proxy ↓

URBAN-GRO, INC. PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 21, 2023 AT 10:00 AM MT

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Bradley J. Nattrass and Richard A. Akright with power of substitution, as proxy to vote the shares of common stock of the undersigned in urban-gro, Inc. at the Annual Meeting of Stockholders to be held virtually via live webcast on the Internet on June 21, 2023, at 10:00 a.m. Mountain time and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or Internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	www.iproxydirect.com/ugro
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF URBAN-GRO, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	WITHHOLD
Election of Directors
Bradley J. Nattrass
	James R. Lowe				CONTROL ID:
	Lewis O. Wilks				REQUEST ID:
Anita Britt
David Hsu
Sonia Lo
Proposal 2		FOR	AGAINST	ABSTAIN
Approval of an amendment to and restatement of the Company's Certificate of Incorporation to Eliminate Supermajority Voting Requirements.

Proposal 3		FOR	AGAINST	ABSTAIN
Approval of an amendment to and restatement of the Company’s Certificate of Incorporation to to limit the liability of certain officers in limited circumstances in accordance with new Delaware legislation.
Proposal 4		FOR	AGAINST	ABSTAIN
Approval of an amendment to the Company's 2021 Stock Incentive Plan.
Proposal 5		FOR	AGAINST	ABSTAIN
To ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2023.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS WHO RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED SPECIFIED IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

MARK “X” HERE FOR ADDRESS CHANGE
New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)